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                                                                   EXHIBIT 10.12

                          NHANCEMENT TECHNOLOGIES INC.

                             EQUITY INCENTIVE PLAN


                                   ARTICLE I
                                    PURPOSE

         The purpose of the NHancement Technologies Inc. Equity Incentive Plan (the "Plan") is to attract and retain directors, officers, other employees and consultants of NHancement Technologies Inc. and its Subsidiaries and to provide such persons with incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value.


                                   ARTICLE II
                             STRUCTURE OF THE PLAN

         The Plan is divided into four separate programs:

         A. The Discretionary Stock Option Grant Program under which eligible persons may, at the discretion of the Committee or the Board, be granted Stock Options;

         B. The Automatic Stock Option Grant Program under which eligible non-employee Board members shall automatically receive an annual grant of 2,400 Stock Options;

         C. The Restricted Stock Program under which eligible persons may, at the discretion of the Committee or the Board, be granted rights to receive shares of Common Stock, subject to certain restrictions; and

         D. The Supplemental Bonus Program under which eligible persons may, at the discretion of the Committee or the Board, be granted a right to receive payment, in cash, shares of Common Stock, or a combination thereof, of a specified amount.


                                  ARTICLE III
                                  DEFINITIONS

         As used in this Plan:

         "10% Stockholder" shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.





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         "Award" shall mean a grant made under this Plan in the form of Stock
Options, Restricted Stock or Supplemental Bonuses.

         "Board" shall mean the Company's Board of Directors.

         "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

                 (i) the acquisition, directly or indirectly by any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange
         Act) of securities possessing more than thirty percent (30%) of the total combined voting power of the Company's outstanding securities;

                 (ii) a change in the composition of the Board over a period of eighteen (18) consecutive months or less such that fifty percent (50%) or more of the Board members cease to be directors who either (A) have been directors continuously since the beginning of such period or (B) have been unanimously elected or nominated by the Board for election as directors during such period;

                 (iii) a stockholder-approved merger or consolidation to which the Company is a party and in which (A) the Company is not the surviving entity or (B) securities possessing more than thirty percent (30%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                 (iv) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" shall mean the Employee Committee and/or the Incentive Plan Committee, as applicable.

         "Common Stock" shall mean the Company's common stock, $.01 par value.

         "Company" shall mean NHancement Technologies Inc.

         "Date of Grant" shall mean the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.





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         "Employee" shall mean an individual who is in the employ of the
Company or any Subsidiary.

         "Employee Committee" shall mean a committee composed of at least one member of the Board of Directors who may, but need not, be a Non-Employee Director. The Employee Committee is empowered hereunder to grant Awards to Eligible Employees who are not directors or "officers" of the Company as that term is defined in Rule 16a-1(f) of the Exchange Act nor "covered employees" under Section 162(m) of the Code, and to establish the terms of such Awards at the time of grant, but shall have no other authority with respect to the Plan or outstanding Awards except as expressly granted by the Plan.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                 (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in questions, as such price is reported on the Nasdaq National Market or any successor system. If there is not closing selling price for the Common Stock on the date in question, then the Fair market Value shall be the closing selling price ion the last preceding date for which such quotation exists.

                 (ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Compensation Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in questions, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                 (iii) In the event the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock shall be determined, in good faith, by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable, and the Committee shall maintain a written record of its method of determining such value.

         "Incentive Plan Committee" shall mean a committee consisting entirely of Non-Employee Directors of the Board, who are empowered hereunder to take all action required in the administration of the Plan and the grant and administration of Awards hereunder. The Incentive Plan Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. Members of the Incentive Plan Committee shall be appointed from time to time by the





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Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

         "Incentive Stock Option" shall mean a Stock Option that (i) qualifies as an "incentive stock option" under Section 422 of the Code or any successor provision and (ii) is intended to be an incentive stock option.

         "Non-Employee Director" shall mean a director of the Company who meets the definition of (i) a "non-employee director" set forth in Rule 16b-3 under the Exchange Act, as amended, or any successor rule and (ii) an "outside director" set forth in Treasury Regulation 1.162-27, as amended, or any successor rule.

         "Non-Statutory Option" shall mean a Stock Option that (i) does not qualify as an "incentive stock option" under Section 422 of the Code or any successor provision or (ii) is not intended to be an incentive stock option.

         "Optionee" shall mean the person so designated in an agreement evidencing an outstanding Stock Option.

         "Option Price" shall mean the purchase price payable by a Participant upon the exercise of a Stock Option.

         "Participant" shall mean a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time a director, officer or other Employee of the Company or any Subsidiary, (ii) is at that time a consultant or other independent advisor who provides services to the Company or a Subsidiary, or (iii) has agreed to commence serving in any capacity set forth in (i) or (ii) of this definition.

         "Plan" shall mean the Company's Equity Incentive Plan as set forth herein.

         "Plan Effective Date" shall mean January 7, 1997, the date on which this Plan was approved by the Company's Board.

         "Redemption Value" shall mean the amount, if any, by which the Fair Market Value of one share of Common Stock on the date on which the Stock Option is exercised exceeds the Option Price for such share.

         "Restricted Stock" shall mean shares of Common Stock granted under
Article IX that are subject to restrictions imposed pursuant to said Article.

         "SEC" shall mean the U.S. Securities and Exchange Commission and any successor thereto.

         "Stock Option" shall mean a right granted under the Plan to a Participant to purchase Common Stock at a stated price for a specified period of time.





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         "Subsidiary" shall mean a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any subsidiary corporation of the Company as defined in Section 424(f) of the Code.

         "Supplemental Bonus" shall mean the right to receive payment in cash of an amount determined pursuant to Article X of this Plan.

         "Term" shall mean the length of time during which a Stock Option may be exercised.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         A. Delegation to the Committee. This Plan shall be administered by the Incentive Plan Committee. References herein to the "Committee" shall mean the Employee Committee and/or the Incentive Plan Committee, as applicable. References herein to the Incentive Plan Committee refer solely to the Incentive Plan Committee.

         Members of the Incentive Plan Committee and the Employee Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The action of a majority of the members of the Incentive Plan Committee and the Employee Committee present at any meeting, or acts unanimously approved in writing, shall be the acts of the Incentive Plan Committee and the Employee Committee, respectively.

         B. Powers of the Committee. The Incentive Plan Committee shall have full power and authority, subject to the provisions of this Plan, to establish such rules and regulations as it may deem appropriate for proper administration of this Plan and to make such determinations under, and issue interpretations of, the provisions of this Plan and any outstanding Awards as it may deem necessary or advisable. In addition, the Incentive Plan Committee shall have full power and authority to administer and interpret the Plan and make modifications as it may deem appropriate to conform the Plan and all actions pursuant to the Plan to any regulation or to any change in any law or regulation applicable to this Plan.

         C. Actions of the Committee. All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No director or member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all directors and members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.





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         D.      Awards to Officers and Directors.

                 1. All awards to officers shall be determined by the Incentive Plan Committee. The Incentive Plan Committee shall be composed entirely of two or more Non-Employee Directors; provided, however, that if the Incentive Plan Committee is not composed as such, the Board shall have the right to take such action with respect to any Award to an officer as it deems necessary or advisable to comply with Rule 16b-3 of the Exchange Act and any related rules, including but not limited to seeking stockholder ratification of such Award or restricting the sale of the Award or any shares of Common Stock underlying the Award for a period of six-months.

                 2. Discretionary awards to Non-Employee Directors, if any, shall be determined by the Board.


                                   ARTICLE V
                                  ELIGIBILITY

         A. Discretionary Stock Option Grant Program, Restricted Stock Program and Supplemental Bonus Program. The persons eligible to participate in the Discretionary Stock Option Grant Program, the Restricted Stock Program and the Supplemental Bonus Program are as follows:

         1.      Employees of the Company or a Subsidiary;

         2.      Members of the Board; and

         3. Consultants and other independent advisors who provide services to the Company or a Subsidiary.

         B. Automatic Stock Option Grant Program. Only Non-Employee Directors are eligible for the Automatic Stock Option Grant Program.

         C. Selection of Participants. The Committee shall from time to time determine the Participants to whom Awards shall be granted pursuant to the Discretionary Stock Option Grant Program, the Restricted Stock Program and the Supplemental Bonus Program.


                                   ARTICLE VI
                        SHARES AVAILABLE UNDER THE PLAN

         A. Maximum Number. The number of shares of Common Stock issued or transferred and covered by outstanding awards granted under this Plan shall not in the aggregate exceed 976,500 shares of Common Stock, which may be Common Stock of original issuance or Common Stock held in treasury, or a combination thereof. This





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authorization shall be increased automatically on each succeeding annual anniversary of the Plan Effective Date by an amount equal to that number of shares equal to one-half of one percent of the Company's then issued and outstanding shares of Common Stock. The shares may be divided among the various Plan components as the Incentive Plan Committee shall determine, except that no more than 976,500 Shares shall be issued in connection with the exercise of Incentive Stock Options under the Plan. Any portion of the shares added on each succeeding anniversary of the Plan Effective Date which are unused during the Plan year beginning on such anniversary date shall be carried forward and be available for grant and issuance in subsequent Plan years, while up to 100% of the shares to be added in the next succeeding Plan year (calculated on the basis of the current Plan year's allocation) may be borrowed for use in the current Plan year. Shares of Common Stock that may be issued upon the exercise of Stock Options shall be applied to reduce the maximum number of shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Stock Options are outstanding retain as authorized and unissued Common Stock, or as treasury Common Stock, at least the number of shares of Common Stock required under the provisions of this Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

         B. Unused and Forfeited Stock. The following shares of Common Stock shall automatically become available for use under the Plan: (i) any shares of Common Stock that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any shares of Common Stock that are subject to a Stock Option that expires or is terminated for any reason, (ii) any shares of Common Stock with respect to which a Stock Option is exercised that are used for full or partial payment of the Option Price, and (iii) any shares of Common Stock withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of a Non-Statutory Option.

         C. Capital Changes. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted Awards under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made pursuant to Article VI of this Plan, and (iv) the number and/or class of securities and the Option Price per share in effect under each outstanding option under this Plan. Such adjustments to the outstanding options are to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Committee shall be final, binding and conclusive.





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                                  ARTICLE VII
                    DISCRETIONARY STOCK OPTION GRANT PROGRAM

         A. Discretionary Grant of Stock Options to Participants. The Committee may from time to time authorize grants to Participants of options to purchase shares of Common Stock upon such terms and conditions as the Committee may determine in accordance with the following provisions (in connection with any grants under this paragraph II.A to Non-Employee Directors, "Committee" shall mean the entire Board of Directors):

         1. Each grant shall specify the number of shares of Common Stock to which it pertains;

         2.      Each grant shall specify the Option Price per share;

         3. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) shares of Common Stock that are already owned by the Optionee and have a Fair Market Value at the time of exercise that is equal to the Option Price, (iii) shares of Common Stock with respect to which a Stock Option is exercised, (iv) a recourse promissory note in favor of the Company, (v) any other legal consideration that the Committee may deem appropriate and (vi) any combination of the foregoing;

         4. Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates;

         5. Any grant may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall be subject to restrictions whereby the Company has the right or obligation to repurchase all or a portion of such shares if the Participant's service to the Company is terminated before a specified time, or if certain other events occur or conditions are not met;

         6. Successive grants may be made to the same Participant regardless of whether any Stock Options previously granted to the Participant remain unexercised;

         7. Each grant shall specify the period or periods of continuous service by the Optionee to the Company or any Subsidiary that are necessary before the Stock Option or installments thereof shall become exercisable;





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         8.      All Stock Options that meet the requirements of the Code for incentive stock options shall be Incentive Stock Options unless (i) the option agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as a Non-Statutory Option, or (ii) a grant of Incentive Stock Options to the Participant would be prohibited under the Code or other applicable law;

         9. Each grant shall specify the Term of the Stock Option, which Term shall not be greater than 10 years from the Date of Grant; and

         10. Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         B. Special Terms Applicable to Incentive Stock Options. The following additional terms shall be applicable to all Incentive Stock Options granted pursuant to this Plan. Stock Options that are specifically designated as Non-Statutory Options shall not be subject to the terms of this paragraph VII.B.

         1. Incentive Stock Options shall be granted only to Employees of the Company or a Subsidiary;

         2. The Option Price per share shall not be less than the Fair Market Value per share of Common Stock on the Date of Grant;

         3. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective Date(s) of Grant) with respect to which Incentive Stock Options granted to any Employee under the Plan (or any other plan of the Company or a Subsidiary) are exercisable for the first time during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such Stock Options that become exercisable for the first time in the same calendar year, the foregoing limitation on the treatment of such Stock Options as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted; and

         4. If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Option Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Date of Grant, and the option Term shall not exceed five (5) years measured from the Date of Grant.





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                                  ARTICLE VIII
                      AUTOMATIC STOCK OPTION GRANT PROGRAM

         A.      Automatic Grant of Stock Options to Certain Directors.   Each
director of the Company who is not an Employee and serves as a director for a full fiscal year shall be granted in consideration for such director's service for that year a Non- Statutory Option to purchase 2,400 shares of Common Stock. Each such Non-Statutory Option shall be granted upon such terms and conditions as the Incentive Plan Committee may determine in accordance with the following provisions:

         1. Each Stock Option granted pursuant to this Article shall be granted within thirty (30) days following the date of the annual meeting of the Company's stockholders for the relevant fiscal year.

         2. Each grant shall specify the Option Price per share, which Option Price shall be the Fair Market Value per share of Common Stock on the Date of Grant;

         3. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable shares of Common Stock, which are already owned by the Optionee and have a Fair Market Value at the time of exercise that is equal to the Option Price,
                 (iii) a recourse promissory note in favor of the Company, (iv) any other legal consideration that the Committee may deem appropriate and (v) any combination of the foregoing;

         4. Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates;

         5. Successive grants shall be made to the same director regardless of whether any Stock Options previously granted to the director remain unexercised;

         6. Each Stock Option granted pursuant to this Article shall vest as follows: (i) one-third on the first anniversary of the date of grant, (ii) one-third on the second anniversary of the date of grant, (iii) one-third on the third anniversary of the date of grant.

         7. No Stock Option granted pursuant to this Article may be exercised more than 10 years from the Date of Grant; and

         8. Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered





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                 to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.


                                   ARTICLE IX
                            RESTRICTED STOCK PROGRAM

         A. Awards Granted. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of shares of Common Stock. The number of shares granted as a Restricted Stock Award shall be determined by the Committee.

         B. Restrictions. A Participant's right to retain a Restricted Stock Award granted to such Participant under Article IX.A shall be subject to such restrictions, including but not limited to his or her continuous employment by the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such award. The Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the shares constituting a Restricted Stock Award.

         C. Privileges of a Stockholder, Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to shares of Common Stock in accordance with its terms received by him or her as a Restricted Stock Award under this Article IX upon his or her becoming the holder of record of such shares; provided, however, that the Participant's right to sell, encumber or otherwise transfer such shares shall be subject to the limitations of Article XII hereof.

         D. Enforcement of Restrictions. The Committee may in its sole discretion require of the placing a legend on the stock certificates referring to the restrictions to enforce the restrictions referred to in paragraphs IX.A and IX.B.


                                   ARTICLE X
                           SUPPLEMENTAL BONUS PROGRAM

         A. Non-Statutory Stock Options. The Committee, at the time of grant or at any time prior to exercise of any Non- Statutory Option, may provide for a Supplemental Bonus from the Company or a Subsidiary in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under such Non-Statutory Option. Such Supplemental Bonus shall be payable in cash upon the exercise of the Non-Statutory Option with regard to which such Supplemental Bonus was granted. A Supplemental Bonus shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him or her upon the exercise of the Non-Statutory Option, calculated using the maximum combined federal and applicable state income tax rates





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then in effect and taking into account the tax liability arising from the
Participant's receipt of the Supplemental Bonus.

         B. Restricted Stock Awards. The Committee, either at such time as the restrictions with respect to a Restricted Stock Award lapse or a Section 83(b) election is made under the Code by the Participant with respect to shares issued in connection with a Restricted Stock Award, may provide for a Supplemental Bonus from the Company or a Subsidiary. Such Supplemental Bonus shall be payable in cash and shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him or her with respect to shares issued in connection with a Restricted Stock Award, calculated using the maximum combined federal and applicable state income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus.

                                   ARTICLE XI
                             TERMINATION OF SERVICE

         A. Incentive Stock Options. The following provisions shall govern the exercise of any Incentive Stock Options held by any Employee whose employment is terminated:

         1. If the Optionee's employment with the Company is terminated for any reason other than such Optionee's death or disability, all Incentive Stock Options held by the Optionee shall be exercisable, to the extent that such Stock Options were exercisable on the date the Optionee's employment terminated, for a period of three (3) months following such termination of employment.

         2. If the Optionee's employment with the Company is terminated because of such Optionee's death or disability within the meaning of Section 22(e)(3) of the Code, all Incentive Stock Options held by the Optionee shall become immediately exercisable and shall be exercisable for a period of twelve
                 (12) months following such termination of employment.

         3. In no event may any Incentive Stock Option remain exercisable after the expiration of the Term of the Stock Option. Upon the expiration of any three (3) or twelve (12) month exercise period, as applicable, or, if earlier, upon the expiration of the Term of the Stock Option, the Stock Option shall terminate and shall cease to be outstanding for any shares for which the Stock Option has not been exercised.

         B. Non-Statutory Options. The following provisions shall govern the exercise of any Non-Statutory Options:





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         1.      If the Optionee's employment, service on the Board or
                 consultancy is terminated for any reason other than such Optionee's death or disability, all Non-Statutory Options held by the Optionee shall be exercisable, to the extent such Stock Options were exercisable on the date of such termination, for a period of three (3) months following such termination.

         2. If the Optionee's employment, service on the Board or consultancy is terminated because of such Optionee's death or disability, all Non-Statutory Options held by the Optionee shall become immediately exercisable and shall be exercisable for a period of twelve (12) months following such termination.

         3. In no event may any Non-Statutory Option remain exercisable after the expiration of the Term of the Stock Option. Upon the expiration of any three (3) or twelve (12) month exercise period, as applicable, or, if earlier, upon the expiration of the Term of the Stock Option, the Stock Option shall terminate and shall cease to be outstanding for any shares for which the Stock Option has not been exercised.

         C. Restricted Stock Awards. In the event of the death or disability (within the meaning of Section 22(e) of the Internal Revenue Code) or retirement of a Participant, all employment period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such awards shall become fully nonforfeitable. Subject to Articles XI and XV, in the event of a Participant's termination of employment for any other reason, any Restricted Stock Awards as to which the employment period or other restrictions have not been satisfied shall be forfeited.


                                  ARTICLE XII
                        TRANSFERABILITY OF STOCK OPTIONS

         During the lifetime of the Optionee, Incentive Stock Options shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death prior to the end of the Term, any Stock Option may be exercised by the personal representative of the Optionee's estate, or by the person(s) to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Upon the prior written consent of the Board and subject to any conditions associated with such consent, a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family (as that term is defined in Rule 16a-1(e) of the Exchange Act) or to a trust established exclusively for one or more such family members. In addition, the Board, in its sole discretion, may allow a Non-Statutory Option to be assigned in other circumstances deemed appropriate. The terms applicable to the assigned portion shall be the same as those in effect for the Stock Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Notwithstanding





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
any assignment or transfer of a Stock Option, in no event may any Stock Option remain exercisable after the expiration of the Term of the Stock Option.

                                  ARTICLE XIII
                               STOCKHOLDER RIGHTS

         The holder of a Stock Option shall have no stockholder rights with respect to the shares subject to the Stock Option until such person shall have exercised the Stock Option, paid the Option Price and become a holder of record of the purchased shares of Common Stock.


                                  ARTICLE XIV
                            ACCELERATION OF VESTING

         The Committee may, at any time in its sole discretion, accelerate the vesting of any Award made pursuant to this Plan by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the agreement relating to the Award to reflect the new vesting schedule. The acceleration of the exercise period of an Award shall not affect the expiration date of such Award.


                                   ARTICLE XV
                               CHANGE IN CONTROL

         In the event of a Change in Control of the Company, all Awards outstanding under the Plan as of the day before the consummation of such Change in Control shall automatically accelerate for all purposes under this Plan so that each Stock Option shall become fully exercisable with respect to the total number of shares subject to such Stock Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock as of such date, without regard to the conditions expressed in the agreements relating to such Stock Option, and the restrictions on each Restricted Stock Award shall lapse and such shares of Restricted Stock shall no longer be subject to forfeiture.


                                  ARTICLE XVI
                      CANCELLATION AND REGRANT OF OPTIONS

         The Committee shall have the authority to effect, at any and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Stock Options and/or any Restricted Stock Awards and grant in substitution new Stock Options and/or Restricted Stock Awards covering the same or different number of shares of Common Stock with an Option Price set, in accordance with Article VII, on the new Date of Grant.

                                  ARTICLE XVII
                                   FINANCING

         The Committee may, in its sole discretion, authorize the Company to make a loan to a Participant in connection with the exercise of a Stock Option, and may authorize the Company to arrange or guaranty loans to a Participant by a third party in connection with the exercise of a Stock Option.


                                 ARTICLE XVIII
                                TAX WITHHOLDING

         A. Tax Withholding. The Company's obligation to deliver shares of Common Stock upon the exercise of Stock Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         B. Surrender of Shares. The Committee may, in its discretion, provide any or all holders of Non-Statutory Options under the Discretionary Stock Option Grant Program with the right to use shares of Common Stock in satisfaction of all or part of the taxes incurred by such holders in connection with the exercise of such Stock Options. Such right may be provided to any such holder in either or both of the following formats:

         1. The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder; or

         2. The election to deliver to the Company, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder with an aggregate Fair Market Value less than or equal to the amount of taxes due as designated by such holder.


                                  ARTICLE XIX
                      EFFECTIVE DATE AND TERM OF THE PLAN

         This Plan shall become effective on the Plan Effective Date. This Plan shall terminate upon the earliest of (i) ten (10) years after the Plan Effective Date or (ii) the termination of all outstanding Awards in connection with a Change in Control. Upon such plan termination, all outstanding Awards shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such Awards.

                                   ARTICLE XX
                             AMENDMENT OF THE PLAN

         A. The Incentive Plan Committee shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, unless stockholder approval of such amendments or modifications is required under applicable law. No such amendment or modification shall adversely affect the rights and obligations with respect to Awards outstanding under the Plan at the time of such amendment or modification, unless the Participant consents to such amendment or modification.

         B. Stock Options in excess of the number of shares of Common Stock then available for issuance may be granted under this Plan, provided any excess shares actually issued under this Plan shall be held in escrow until such further action, necessary to approve a sufficient increase in the number of shares available for issuance under the Plan, is taken. If such further action is not obtained within 12 months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding, and (ii) the Company shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding. If stockholder approval of a sufficient increase in the number of shares subject to the Plan does not occur within 12 months of the grant of any Stock Option intended to be an Incentive Stock Option which is granted pursuant to this Article XX.B, such Stock Option shall be deemed to be a Non-Statutory Option.

                                  ARTICLE XXI
                              REGULATORY APPROVALS

         The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock under any Award shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted pursuant to the Plan and the shares of Common Stock issued pursuant to any Award under the Plan. No Stock Option shall be exercisable, no shares of Common Stock or other assets shall be issued or delivered under the Plan, and no transfer of any Non-Statutory Option shall be approved by the Committee, unless and until there shall have been compliance with (i) all applicable requirements of Federal and state securities laws, including the filing and effectiveness of a registration statement on Form S-8 under the Securities Act of 1933, as amended, covering the shares of Common Stock issuable under the Plan, and (ii) all applicable listing requirements of the Nasdaq SmallCap Market or the Nasdaq National Market, as applicable.

                                  ARTICLE XXII
                          NO EMPLOYMENT/SERVICE RIGHTS

         Nothing in this Plan shall confer upon any Participant any right to continue in service for any period or specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's service at any time for any reason, with or without Cause.